As filed with the Securities and Exchange Commission on July 28, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
July 22, 2015
___________________________
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina 28255
(Address of principal executive offices)

(704) 386-5681
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
David C. Darnell, Vice Chairman, Global Wealth & Investment Management of Bank of America Corporation (the “Corporation”), and a named executive officer in the Corporation's 2015 proxy statement, plans to retire from the Corporation in the fourth quarter of 2015. In addition, Bruce R. Thompson will no longer serve as the Corporation’s Chief Financial Officer, effective August 1, 2015.

(c)
Paul M. Donofrio (55) has been appointed the Corporation’s Chief Financial Officer, effective August 1, 2015. Since April 2015, Mr. Donofrio has been the Corporation’s Strategic Finance Executive. Previously, Mr. Donofrio was the Corporation’s Head of Global Corporate Credit and Transaction Banking from January 2012 to April 2015, Co-Head of Global Corporate and Investment Banking from April 2011 to January 2012, and Head of Global Corporate Banking from February 2010 to April 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ross E. Jeffries, Jr.
Ross E. Jeffries, Jr.
Deputy General Counsel and Corporate Secretary

Dated: July 28, 2015